UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2022

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.
On December 21, 2022, our board of directors issued responses to the following two unsolicited mini-tender offers from unaffiliated third parties: (1) CMG Partners, LLC and its affiliates, CMG Income Fund II, LLC, CMG Liquidity Fund, LLC, and Blue River Capital, LLC to purchase up to 100,000 shares of our Class T and Class I common stock at a price of $20.00 per share; and (2) MacKenzie Capital Management, LP, and its affiliates, MacKenzie Northstar Fund 3, LP, MacKenzie Badger Acquisition Co. 4, LLC, MPF Blue Ridge Fund I, LLC, and MacKenzie Blue Ridge Fund III, LP to purchase up to 250,000 shares of our Class T and Class I common stock at a price of $19.80 per share. For several reasons discussed in the response letters, our board of directors has determined not to make any recommendation and to remain neutral as to whether stockholders should tender shares in the offers. The response letters, addressed to our stockholders, are available on our website in the Investor Relations – Investor Communications section at https://www.AmericanHealthcareREIT.com and are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated in their entirety into this Item 7.01. The response letters to stockholders will also be mailed to our stockholders upon their request.
The information in this report, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	American Healthcare REIT, Inc. Response Letter Re. CMG Tender Offer dated December 21, 2022
99.2	American Healthcare REIT, Inc. Response Letter Re. MacKenzie Tender Offer dated December 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
December 21, 2022
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President